UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 8, 2013
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15373 (Commission File Number)	43-1706259 (IRS Employer Identification No.)
150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)
Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2013, the stockholders of Enterprise Financial Services Corp (the “Company”), upon recommendation of the Board of Directors, approved the Company's 2013 Stock Incentive Plan (the “Plan”). The Plan provides favorable opportunities for officers and other key employees of the Company and its subsidiaries to acquire shares of common stock of the Company or to benefit from the appreciation thereof.
A summary of the material features of the Plan is set forth in the Company's definitive Proxy Statement dated March 26, 2013 (the “Proxy Statement”) under the caption “APPROVAL OF THE 2013 STOCK INCENTIVE PLAN - (Proposal D),” which description is incorporated herein by reference. A copy of the Plan can be found in Appendix A to the Proxy Statement and is incorporated herein by reference. The summary of the Plan contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The annual meeting of the stockholders of the Company was held on May 8, 2013. The following proposals were submitted by the Board of Directors to a vote of the Company's stockholders and the final results of the voting on each proposal is noted below. Proxies were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. There was no solicitation in opposition to management's nominees or proposals.
All nominees for Directors were elected with the following votes cast:

	ELECTION OF DIRECTORS*

	For	Withheld	Broker Non-Votes
Peter F. Benoist	11,533,923	127,495	2,377,967
Michael A. DeCola	11,542,672	118,746	2,377,967
William H. Downey	11,542,479	118,939	2,377,967
John S. Eulich	11,542,672	118,746	2,377,967
Robert E. Guest, Jr.	11,542,979	118,439	2,377,967
Judith S. Heeter	11,576,224	85,194	2,377,967
Lewis A. Levey	11,520,126	141,292	2,377,967
Birch M. Mullins	11,531,115	130,303	2,377,967
James J. Murphy, Jr.	11,525,979	135,439	2,377,967
Brenda D. Newberry	11,518,060	143,358	2,377,967
John M. Tracy	11,542,672	118,746	2,377,967
Sandra A. Van Trease	11,461,145	200,273	2,377,967

*Vote tally for Directors is reported on a non-cumulative basis.

Proposal A, concerning the ratification of the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for fiscal year 2013 was approved by the stockholders with the following votes cast:

For	Against	Abstain	Broker Non-Votes
13,793,539	213,746	32,100	—

Proposal B, an advisory (non-binding) vote on the Company's executive compensation was approved by the stockholders with the following votes cast:

For	Against	Abstain	Broker Non-Votes
11,511,907	126,683	22,828	2,377,967

Proposal C, an advisory (non-binding) vote on the frequency of the advisory vote on executive compensation, had the following votes cast by the stockholders:

1 Year	2 Years	3 Years	Abstain
10,754,635	63,890	750,910	91,983

In light of the voting results with respect to this proposal, the Company has decided to hold a shareholder advisory vote every year to approve the compensation of the Company's named executive officers until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting in 2019.

Proposal D, concerning the approval of the Company's 2013 Stock Incentive Plan was approved by the stockholders with the following votes cast:

For	Against	Abstain	Broker Non-Votes
11,312,428	328,785	20,205	2,377,967

Item 9.01.      Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	2013 Stock Incentive Plan (incorporated by reference to Appendix A to the Company's Proxy Statement filed on March 26, 2013).*

99.1	Description of the 2013 Stock Incentive Plan (incorporated by reference to pages 27-31 of the Company's Proxy Statement filed on March 26, 2013).

* Represents management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	May 9, 2013	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller